SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report


                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


Date of Report:   June 18, 1999



                              Express Scripts, Inc.
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             (Exact Name of Registrant as specified in its Charter)

  Delaware                        0-20199                       43-1420563
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(State or other              (Commission File No.)          (I.R.S. Employer
 jurisdiction of                                            Identification No.)
 corporation

13900 Riverport Drive, Maryland Heights, Missouri                  63043
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(Address of Principal Executive Offices)                         (Zip Code)

Registrant's telephone number, including area code:     (314) 770-1666
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         (Former name or former address, if changed since last report)

Item 5.  Other Events

     As part of Express Scripts, Inc. ("Express Scripts" or the "Company")'s agreement to acquire Diversified Pharmaceutical Services, Inc. and Diversified Pharmaceutical Services (Puerto Rico) Inc. (collectively, "DPS"), from SmithKline Beecham Corporation and SmithKline Beecham InterCredit BV, respectively (collectively, "SB"), pursuant to the terms of a Stock Purchase Agreement (the "Stock Purchase Agreement") between SB and the Company dated as of February 9, 1999, SB was obligated to dissolve a joint venture relationship in a company known as Diversified Prescription Delivery ("DPD"), which provided mail pharmacy services, including services for some clients of DPS, and transfer ownership of DPD to the Company or to another entity controlled by the Company. A copy of the Stock Purchase Agreement was filed with a Form 8-K dated February 9, 1999, as Exhibit 2.1 thereto.

     On June 18, 1999, SB completed the dissolution of the joint venture and transferred the DPD entity to the Company. The Company did not pay SB any additional amounts beyond what it had already paid to acquire DPS.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    EXPRESS SCRIPTS, INC.



Date:    June 24, 1999              By: /s/ Barrett A. Toan
                                    Barrett A. Toan
                                    President and Chief Executive Officer